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                                                                    EXHIBIT 10.1


                            VALCOM 1987 STOCK OPTION PLAN


                                      ARTICLE I

                                   NAME AND PURPOSE

     1.1 NAME. The name of the Plan shall be the ValCom 1987 Stock Option Plan ("Plan").

     1.2 PURPOSE. The purpose of the Plan is to enable Employees to share in the growth and prosperity of the Company by encouraging stock ownership by Employees and to assist the Company to obtain and retain key management personnel.


                                      ARTICLE II

                                     DEFINITIONS

The terms used herein shall have the following meanings, unless a different meaning is clearly required by the context:

     2.1  "Board" shall mean the Board of Directors of the Company.

     2.2  "Code" shall mean the Internal Revenue Code of 1954, as amended.

     2.3  "Company" shall mean ValCom, Inc., a Delaware corporation.

     2.4 "Company Stock" shall mean shares of any class of common stock, which are issued by the Company, with dividend and voting rights no less favorable than the voting power and dividend rights of other common stock issued by the Company.

     2.5 "Employee" shall mean any person employed by the Employer or a Subsidiary during a Plan Year.

     2.6  "Employer" shall mean the Company.

     2.7  "Optionee" is any Employee who is granted options under the Plan.

     2.8 "Participant" shall mean any Employee who meets the requirements for Participation in the Plan as described in Article III.

     2.9 "Subsidiary" shall mean a corporation which is a "subsidiary corporation" as defined in Section 425 of the Code.

                                     ARTICLE III

                            ELIGIBILITY AND PARTICIPATION

     3.1 ELIGIBILITY. Every Employee shall be eligible to become a Participant in the Plan.


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     3.2  PARTICIPATION.  The Employees who shall participate in the Plan and thereby be eligible to receive stock options shall be such key Employees as the Board shall select from time to time.



                                      ARTICLE IV

                                  LIMITS ON OPTIONS

     4.1 NUMBER. The total number of shares for which options may be granted under this Plan shall not exceed in the aggregate 330,000 shares. This number shall be appropriately adjusted if the number of issued shares shall be increased or reduced by change in par value, combination, split-up, reclassification, distribution of a dividend payable in stock, or the like. In the event that any outstanding option issued pursuant to the Plan shall expire or terminate, the shares allocable to the unexercised portion of such option may again be subjected to an option under the Plan.

     4.2 NATURE. All options granted under this Plan shall be non-qualified stock options, i.e., options which are not incentive stock options within the meaning of Section 422A of the Code.

                                      ARTICLE V

                                    ADMINISTRATION

The Plan shall be administered by the Board. A majority vote of the Board at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Board, shall be the valid acts of the Board for the purposes of this Plan.

The Board shall have plenary authority in its discretion but subject to the express provisions of the Plan, to determine the terms of all options granted under the Plan including, without limitation, the purchase price of the Common Stock covered by each option, the Employees to whom, and the time or times at which, options shall be granted, when an option can be exercised and whether in whole or in installments, and the number of shares covered by each option; any restrictions on the exercisability of the option or the retention of shares acquired under the Plan; and to interpret the Plan and to make all other determinations deemed advisable for the administration of the Plan. The Board shall have the right to require the recipient of any stock option hereunder to remit to the Company an amount sufficient to satisfy all applicable withholding tax requirements prior to or after delivery of any option or stock and to require the recipient to do any other act or acts necessary to satisfy the withholding tax requirements. The Board's determination on the foregoing matters shall be conclusive. The Board may designate employees of the Company to assist the Board in the administration of the Plan and may grant authority to such persons to execute option agreements or other documents on behalf of the Board.

Payment in full for the number of shares purchased shall be made to the Company at the time of each exercise.

Payment for such shares shall be made in cash, or with the consent of the Board, in shares of the Company's common stock.

The interpretation and construction by the Board of any provisions of the Plan or of any option granted under it shall be final. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

                                      ARTICLE VI

The terms of options granted under this Plan shall be as follows:

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(a)  The option price shall be fixed by the Board in good faith, but in no event be less than 100 percent of the fair market value of the shares subject to the option on the date the option is granted. The option price shall be paid by the Participant in cash or, at the absolute discretion of the Board, by the transfer of Company stock at the time the option is exercised (valued at the fair market value of such stock at the time of transfer).

(b) Options shall not be transferrable otherwise than by will or the laws of descent and distribution, and during an Optionee's lifetime, an option shall be exercisable only by the Optionee.

(c) The Board shall fix the term or duration of all options issued under this Plan provided that such term shall not exceed ten years after the date on which the option was granted and shall not extend beyond the Optionee's employment with the Company (except as the Board may otherwise provide in the event of death or disability). The Board shall also set the date or dates on, or after which, each option may be exercised.

(d) Each option agreement (and amendments thereof) shall contain such terms and provisions, consistent with the requirements of this Plan, as the Board in its discretion shall determine. Such option agreements need not be identical.

                                     ARTICLE VII

                            REORGANIZATION OF THE COMPANY

In the event that the Company is succeeded by another corporation in a reorganization, merger, consolidation, acquisition of property of stock, separation or liquidation; or in the event that the Company is dissolved, each outstanding option will terminate, provided that each Optionee shall have the right immediately prior to such dissolution or liquidation, merger or consolidation, to exercise his option provided it does not violate the provisions of Article VI (d) of this Plan.

                                     ARTICLE VIII

                                    MISCELLANEOUS

     8.1 PAYMENT FOR STOCK. No shares shall be delivered upon the exercise of an option until the option price has been paid in full.

     8.2 CONTINUATION OF EMPLOYMENT. Neither this Plan nor any option granted hereunder shall confer upon any Employee any right to continue in the employment of the Company or limit in any respect the right of the Company to terminate his employment at any time.

     8.3 RULES. The Board may make such rules and regulations and establish such procedures as it deems appropriate for the administration of this Plan. In the event of a disagreement as to the interpretation of this Plan or any amendment hereto or any rule, regulation or procedure thereunder or as to any right or obligation arising from or related to this Plan, the decision of the Board shall be final and binding.

                                      ARTICLE IX

                      AMENDMENT, TERMINATION AND EFFECTIVE DATE

     9.1 AMENDMENT. The Board may amend the Plan from time to time as it deems desirable; PROVIDED, HOWEVER, the Plan may not be amended to change the number of shares subject to the Plan or to decrease the price at which options may be granted.

     9.2 TERMINATION OF THE PLAN. The Board may in its discretion terminate the Plan at any time, but no such termination shall deprive Participants of their rights under outstanding


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          options.  Notwithstanding the preceding sentence, no options may be granted pursuant to the Plan later than ten years after the date the Plan is approved by the shareholders of the Company.

     9.3 EFFECTIVE DATE. This Plan shall be effective as of July 1, 1987 and options hereunder may be granted at any time subject to the limitations contained within the Plan.